UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 21, 1998


                          LINCOLN HERITAGE CORPORATION
             (Exact name of registrant as specified in its charter)


     Texas                          001-14067                  36-3427454
  (State or other               (Commission File No.)       (I.R.S. Employer
  jurisdiction of                                           Identification No.)
   incorporation)


                  1250 Capital of Texas Hwy, Bldg. 3, Suite 100
                                Austin, TX 78746
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (512) 328-0075


                                 Not applicable
          (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant

         On December 21, 1998, with the approval of the Audit Committee of the Board of Directors of Lincoln Heritage Corporation (the "Company"), the Company approved the appointment of Deloitte & Touche LLP as its independent accountants to audit the Company's consolidated financial statements as of December 31, 1998, and for the year then ended. The firm of Killman, Murrell & Company, P.C. ("Killman") was dismissed as the Company's independent accountants as of such date. The Company effected the change in auditor because it determined that it would benefit from the expertise and resources of a larger auditing firm.

         The report of Killman on the Company's financial statements as of December 31, 1997 and 1996 and for the years then ended did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. Such financial statements were the first financial statements prepared by the Company in accordance with generally accepted accounting principles ("GAAP") and Regulation S-X, and were necessitated by the Company's initial public offering. Prior thereto, the Company's principal operating subsidiaries prepared financial statements under statutory accounting principles required for filings with state insurance administrators.

         During the course of preparing the Company's consolidated financial statements in accordance with GAAP and clearing SEC Staff accounting comments on the Registration Statement (Reg. No. 333-50525), there were numerous discussions between Company financial personnel and representatives of Killman regarding various issues, some of which were unique to the Company's particular facts and circumstances. Certain of these discussions led to material adjustments to the Company's internally prepared statements. The Company relied on Killman in determining the appropriate accounting treatment and, as set forth above, Killman issued an unqualified report thereon. However, the Company does not believe that such discussions included disagreements with Killman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Killman, would have caused Killman to make reference to the subject matter of such disagreement in its reports during the years covered by such audited financial statements or from the period January 1, 1998, to the date of their dismissal. Moreover, the Company does not believe there were any disagreements that were either resolved or unresolved to Killman's satisfaction. The Company has requested that Killman furnish it a letter addressed to the Commission stating whether it agrees with the statements in this Item 4. A copy of that letter, dated December 30, 1998, is filed as Exhibit 16 to this Form 8-K.





Item 7.  Financial Statements and Exhibits

         Exhibit No.    Exhibit
         -----------    -------

             16         Letter regarding change in certifying accountant.


                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 LINCOLN HERITAGE CORPORATION


Dated:  December 30, 1998        By:    /s/   Nicholas M. Powling
                                 --------------------------------
                                 Name:  Nicholas M. Powling
                                 President and Chief Executive Officer